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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




[X]   CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
      OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 14, 2000



                          Commission File no 000-03389


                       WEIGHT WATCHERS INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


Virginia                                             11-6040273
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 (State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                    Identification No.)



175 Crossways Park West, Woodbury, New York           11797-2055
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(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code: (516) 390-1400


                                 Not Applicable
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          (Former name or former address, if changed since last report)



ITEM 8. CHANGE IN FISCAL YEAR

On December 14, 2000, the Board of Directors of the Company approved the change of its fiscal year end from the last Saturday in April to the Saturday closest to December 31st of each year. Accordingly, the Company's 2000 fiscal year will end on December 30, 2000. This change in fiscal year end shall apply to each of the Company's subsidiaries unless they are statutorily required to adopt a fiscal year ending on a date certain, in which case the fiscal year end for any such subsidiary shall be December 31st of each year. The Company intends to file a report with the Securities and Exchange Commission covering the eight-month transition period of April 30, 2000 through December 30, 2000 on Form 10-K.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:  December 21, 2000

                               By:  /s/ LINDA HUETT
                               ------------------------------------------------
                               Linda Huett
                               President and Director
                               (Principal Executive Officer)

Date:  December 21, 2000

                               By:  /s/ THOMAS S. KIRITSIS
                               ------------------------------------------------
                               Thomas S. Kiritsis
                               Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)